UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 1, 2017

Hickok Incorporated

(Exact Name of Registrant as Specified in Charter)

Ohio	0-147	34-0288470
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10514 Dupont Avenue Cleveland, Ohio	44108
(Address of Principal Executive Offices)	(Zip Code)

(216) 541-8060

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement

On June 1, 2017, Hickok Acquisition A LLC (“Hickok Acquisition Sub”), a wholly owned subsidiary of Hickok Incorporated (the “Company”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Air Enterprises Acquisition LLC, a Delaware limited liability company (“Air Enterprises”), and Mr. A. Malachi Mixon, III and Mr. William M. Weber, each of whom are the principal members of Air Enterprises (each, a “Member” and collectively with Air Enterprises, the “Sellers”).

Pursuant to the Purchase Agreement, Hickok Acquisition Sub has agreed to purchase certain assets and assume certain specified liabilities and obligations of Air Enterprises’ custom air handling solutions business (the “Air Enterprises Division”) for $10,250,000.

Hickok Acquisition Sub and Sellers have made customary representations, warranties, covenants and indemnities in the Purchase Agreement. Subject to certain limitations, each of Hickok Acquisition Sub, on the one hand, and Sellers, on the other hand, have agreed to indemnify the other party for certain matters, including breaches of representations, warranties and covenants. The assertions embodied in those representations and warranties were made solely for purposes of the contract by and among the parties thereto and are not intended to provide factual, business, or financial information about Hickok Acquisition Sub, the Sellers or the Air Enterprises Division.  Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to shareholders or different from what a shareholder might view as material, may have been used for purposes of allocating risk between Hickok Acquisition Sub and Sellers rather than establishing matters as facts, may have been qualified by certain disclosures not reflected in the Purchase Agreement that were made to the other parties in connection with the negotiation of the Purchase Agreement and generally were solely for the benefit of the parties to that agreement.

The Company, and its subsidiaries as borrowers, funded a portion of the purchase price with borrowings under a Credit Agreement entered into on June 1, 2017 with JPMorgan Chase Bank, N.A. as lender (the “Credit Agreement”). The Credit Agreement is comprised of a revolving facility in the amount of $8,000,000, subject to a borrowing base (determined based on 80% of Eligible Accounts, plus 50% of Eligible Progress Billing Accounts, plus 50% of Eligible Inventory, minus Reserves as defined in the Credit Agreement) and a term A loan in the amount of $2,000,000, payable in consecutive monthly installments of $41,667 commencing on July 1, 2017. The revolving facility includes a $3 million sublimit for the issuance of letters of credit.  Interest for borrowings under the revolving facility accrues at a per annum rate equal to Prime Rate or LIBOR plus applicable margins of (i) 0.00% for Prime Rate loans and (ii) 2.00% for LIBOR loans. The maturity date of the revolving facility is June 1, 2020. Interest for borrowings under the term A loan accrues at a per annum rate equal to Prime Rate or LIBOR plus applicable margins of (i) 0.25% for Prime Rate loans and (ii) 2.25% for LIBOR loans. The maturity date of the term A loan is June 1, 2021. The Credit Agreement includes a commitment fee on the unused portion of the revolving facility of 0.25% per annum payable quarterly. The obligations of the Company and other borrowers under the Credit Agreement are secured by a blanket lien on all of the assets of the Company and its subsidiaries. The Credit Agreement also includes customary representations and warranties and applicable reporting requirements and covenants, including fixed charge coverage ratio and senior funded indebtedness to EBITDA ratio financial covenants.

In connection with entering into the Credit Agreement, the Company made a onetime prepayment of a portion of the outstanding principal under outstanding promissory notes held by First Francis Company Inc. (“First Francis”), in the amount of $500,000.  The Company will not be required to make any of the scheduled quarterly payments due under these notes for the remainder of calendar 2017. First Francis is owned by Edward Crawford and Matthew Crawford, who serve on the Board of Directors of the Company.

The foregoing descriptions of the Purchase Agreement and Credit Agreement are qualified in their entirety by the copies of such documents which are attached as Exhibit 2.1 and Exhibit 10.1, respectively, and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

The information set forth in Item 1.01 above is hereby incorporated by reference into this Item 2.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 above is hereby incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

The Company will file the financial statements required by Item 9.01 (a) of Form 8-K by an amendment to this Current Report on Form 8-K no later than 71 days from the date this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

The Company will file the financial statements required by Item 9.01 (b) of Form 8-K by an amendment to this Current Report on Form 8-K no later than 71 days from the date this Current Report on Form 8-K is required to be filed.

(d) Exhibits

Exhibit No.	Description of Exhibits

2.1	Asset Purchase Agreement, dated June 1, 2017, by and among Hickok Acquisition A LLC, Air Enterprises Acquisition LLC, A. Malachi Mixon, III and William M. Weber*

10.1	Credit Agreement, dated June 1, 2017, among Hickok Incorporated, Hickok Acquisition A LLC, Supreme Electronics Corp., Federal Hose Manufacturing LLC, Waekon Corporation, Hickok Operating LLC and JPMorgan Chase Bank, N.A.

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the SEC; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HICKOK INCORPORATED
Date: June 5, 2017	/s/ Brian E. Powers
Name: Brian E. Powers
Its: Chairman, President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description of Exhibits

2.1	Asset Purchase Agreement, dated June 1, 2017, by and among Hickok Acquisition A LLC, Air Enterprises Acquisition LLC, A. Malachi Mixon, III and William M. Weber*

10.1	Credit Agreement, dated June 1, 2017, among Hickok Incorporated, Hickok Acquisition A LLC, Supreme Electronics Corp., Federal Hose Manufacturing LLC, Waekon Corporation, Hickok Operating LLC and JPMorgan Chase Bank, N.A.

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the SEC; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule so furnished.

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